Exhibit 99.1

GSV Capital Corp. Reports Third Quarter 2018 Financial Results

Net Asset Value of $10.58 per Share as of September 30, 2018

Board of Directors Approves Additional $5.0 Million for Share Repurchase Program, Bringing Share Repurchase Program Total to $20.0 Million

WOODSIDE, Calif., November 7, 2018 (GLOBE NEWSWIRE) -- GSV Capital Corp. (“GSV Capital” or the “Company”) (Nasdaq:GSVC) today announced financial results for the quarter ended September 30, 2018. Net assets totaled approximately $213.4 million, or $10.58 per share, at September 30, 2018, as compared to $9.64 per share at December 31, 2017 and $9.69 per share at September 30, 2017.

"We are pleased to report a strong third quarter for GSV Capital, which was driven by positive developments across the portfolio,” said Michael Moe, Chairman of GSV Capital’s Board of Directors. "Looking ahead, GSV Capital is well positioned to execute against its disciplined growth investment strategy. We believe we have developed a portfolio and pipeline of  leading, late-stage venture-backed companies with strong operating fundamentals and the potential for scaled valuation growth. The IPO environment continues to show signs of strength, and we remain confident that our portfolio companies planning to go public in the near-term will be well received."

"We are also happy to announce that the GSV Capital Board of Directors has authorized the expansion of our current share repurchase program by $5.0 million to an aggregate of $20.0 million,” Moe continued. “Under this program, we have repurchased a total of approximately $14.2 million in shares, including approximately $4.1 million in the third quarter of 2018. Since inception of the Share Repurchase Program, we have repurchased approximately 11% of GSV Capital common stock.”

Investment Portfolio as of September 30, 2018

At September 30, 2018, GSV Capital held positions in 26 portfolio companies with an aggregate fair value of approximately $217.2 million. As a result of the Company’s continued strategy to increase the size of its investments in individual portfolio companies, GSV Capital’s investment portfolio has become more concentrated around its top positions. For example, the Company’s top five portfolio company investments accounted for 62.9% of the total portfolio at fair value as of September 30, 2018, compared to 47.8% as of September 30, 2017. GSV Capital’s portfolio investments do not include the Company’s investments in treasuries.

Top Five Investments at September 30, 2018

$ in millions	Fair Value	% of Total Portfolio Investments
Spotify Technology S. A.	$42.6	19.6%
Palantir Technologies, Inc.	35.0	16.1%
Dropbox, Inc.	23.5	10.8%
Coursera, Inc.	20.6	9.5%
StormWind, LLC	15.0	6.9%
Total	$136.7	62.9%

Third Quarter 2018 Portfolio Investment Activity

During the three months ended September 30, 2018, GSV Capital made the following new investments:

Portfolio Company	Investment	Transaction Date	Gross Payments (in millions)
Knewton, Inc.	Unsecured Convertible Promissory Note	7/23/2018	$0.1
Nextdoor.com, Inc.	Common Stock	9/27/2018	$6.3

During the three months ended September 30, 2018, GSV Capital exited investments in the following portfolio companies:

Portfolio Company	Exit Date	Shares Sold	Net Proceeds (in millions)	Realized Gain / (Loss) (in millions) (1)
Lytro, Inc.	8/1/2018	3,537,539	$0.8	($9.3)
SugarCRM, Inc.	8/30/2018	1,897,933	$2.6	($4.1)
DreamBox Learning, Inc.	9/5/2018	10,738,831	$5.2	$3.3

(1)	Includes expected escrow proceeds of approximately $1.0 million.

Third Quarter 2018 Financial Results

	Quarter Ended September 30, 2018		Quarter Ended September 30, 2017
	$ in millions	per share	$ in millions	per share

Net investment loss	$(3.9)	$(0.19)	$(6.6)	$(0.30)

Net realized gain/(loss) on investments	(10.1)	(0.49)	1.0	0.05

Net change in unrealized appreciation of investments, net of tax benefit(1)	14.4	0.70	15.7	0.71

Net increase in net assets resulting from operations - basic	$0.3	$0.02	$10.1	$0.46

Repurchase of common stock(2)	(4.1)	0.10	(2.8)	0.12

Increase/(decrease) in net asset value(3)	$(3.7)	$0.12	$7.3	$0.58

(1)	Includes related net tax benefit of $0.2 million and $<0.1 million for the quarters ended September 20, 2018 and 2017, respectively.
(2)	During the quarters ended September 30, 2018 and 2017, the Company repurchased 575,958 and 574,109 shares of GSV Capital common stock, respectively, for approximately $4.1 million and $2.8 million, respectively, in cash under its Share Repurchase Program. The use of cash in connection with the repurchases decreased net asset value as of period end; however, the reduction in shares outstanding as of period end resulted in an increase in the net asset value per share.
(3)	Total may not sum, due to rounding.

Weighted-average common basic shares outstanding were approximately 20.5 million and 22.0 million for the quarters ended September 30, 2018 and 2017, respectively.

GSV Capital’s liquid assets were $102.6 million as of September 30, 2018, consisting of $36.6 million of cash and $66.0 million of unrestricted marketable securities. At quarter-end and as of November 7, 2018, GSV Capital did not have any borrowings outstanding under its $12.0 million credit facility.

Convertible Senior Notes

GSV Capital’s 5.25% Convertible Senior Notes due 2018 matured on September 15, 2018. Pursuant to the terms of the 5.25% Convertible Senior Notes due 2018, the Company repaid the remaining outstanding aggregate principal amount of the 5.25% Convertible Senior Notes due 2018, including accrued but unpaid interest, upon maturity. As a result the 5.25% Convertible Senior Notes were no longer outstanding as of such date.

Share Repurchase Program

Under the publicly announced share repurchase program, as of September 30, 2018, the Company had repurchased 2,006,048 shares of its common stock for approximately $12.4 million. From October 1, 2018 through November 7, 2018, the Company repurchased an additional 259,954 shares of its common stock for an aggregate purchase price of $1.8 million.

As of November 7, 2018, in light of the Board of Directors’ authorization to increase the amount of shares of Company common stock that may be repurchased under the share repurchase program, the dollar value of shares that may yet be purchased by the Company under the program is approximately $5.8 million.

Conference Call and Webcast

Management will hold a conference call and webcast for investors on the same day at 2:00 p.m. PT (5:00 p.m. ET). The conference call access number for U.S. participants is 877-830-2596, and the conference call access number for participants outside the U.S. is +1 785-424-1745. The conference ID number for both access numbers is 8100153. Additionally, interested parties can listen to a live webcast of the call from the "Investor Relations" section of GSV Capital's website at http://investors.gsvcap.com/. An archived replay of the webcast will also be available for 12 months following the live presentation.

A replay of the conference call may be accessed until 5:00 p.m. PT (8:00 p.m. ET) on November 14, 2018 by dialing 888-203-1112 (U.S.) or +1 719-457-0820 (International) and using conference ID number 8100153.

About GSV Capital Corp.

GSV Capital Corp. (GSVC) is a publicly traded investment fund that seeks to invest in high-growth, venture-backed private companies. Led by industry veteran Michael Moe and CEO Mark Klein, the fund seeks to create a portfolio of high-growth emerging private companies via a repeatable and disciplined investment approach, as well as to provide investors with access to such companies through its publicly traded common stock. GSV Capital is headquartered in Woodside, CA. www.gsvcap.com

Follow GSV Capital on Twitter: @gsvcap

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of our future performance, condition or results of operations and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the SEC. GSV Capital Corp. undertakes no duty to update any forward-looking statements made herein, unless required to do so by law.

Contact

GSV Capital Corp.

(650) 235-4769

IR@gsvam.com

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

	September 30, 2018	December 31, 2017
ASSETS
Investments at fair value:
Non-controlled/non-affiliate investments (cost of $102,192,243 and $137,526,726, respectively)	$181,222,034	$179,908,234
Non-controlled/affiliate investments (cost of $42,226,859 and $41,886,312, respectively)	5,834,265	16,473,098
Controlled investments (cost of $22,616,441 and $23,161,314, respectively)	30,134,871	24,207,161
Total Portfolio Investments	217,191,170	220,588,493
Investments in U.S. Treasury bills (cost of $99,967,958 and $99,985,833, respectively)	99,983,000	99,994,000
Total Investments (cost of $267,003,501 and $302,560,185, respectively)	317,174,170	320,582,493
Cash	36,623,050	59,838,600
Due from controlled investments	—	840
Escrow proceeds receivable	2,642,281	603,456
Interest and dividends receivable	310,683	35,141
Prepaid expenses and other assets	398,184	208,983
Deferred financing costs	215,048	413,023
Total Assets	357,363,416	381,682,536
LIABILITIES
Due to GSV Asset Management(1)	87	231,697
Accounts payable and accrued expenses	551,243	458,203
Accrued incentive fees, net of waiver of incentive fees(1)	9,142,024	9,278,085
Accrued management fees, net of waiver of management fees(1)	314,338	424,447
Accrued interest payable	—	1,056,563
Payable for securities purchased	89,577,376	89,485,825
Deferred tax liability	6,033,512	7,602,301
5.25% Convertible Senior Notes due September 15, 2018(2)	—	68,382,549
4.75% Convertible Senior Notes due March 28, 2023(2)	38,341,472	—
Total Liabilities	143,960,052	176,919,670

Net Assets	$213,403,364	$204,762,866
NET ASSETS
Common stock, par value $0.01 per share (100,000,000 authorized; 20,174,955 and 21,246,345 issued and outstanding, respectively)	$201,749	$212,463
Paid-in capital in excess of par	195,110,116	202,584,012
Accumulated net investment loss	(17,911,239)	(8,593,717)
Accumulated net realized gains/(losses) on investments	(7,790,909)	140,100
Accumulated net unrealized appreciation of investments	43,793,648	10,420,008
Net Assets	$213,403,364	$204,762,866
Net Asset Value Per Share	$10.58	$9.64

(1)	This balance references a related-party transaction.
(2)	As of September 30, 2018 and December 31, 2017, the 5.25% Convertible Senior Notes due September 15, 2018 had a face value of $0 and $69,000,000, respectively. As of September 30, 2018 and December 31, 2017, the 4.75% Convertible Senior Notes due March 28, 2023 had a face value of $40,000,000 and $0, respectively.

GSV CAPITAL CORP. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
INVESTMENT INCOME
Non-controlled/non-affiliate investments:
Interest income	$164,310	$(21,447)	$174,922	$(4,640)
Other income	—	—	—	73,096
Non-controlled/affiliate investments:
Interest income	65,790	(48,398)	521,685	143,974
Controlled investments:
Interest income	16,252	69,757	41,153	196,534
Dividend income	—	175,000	350,000	475,000
Total Investment Income	246,352	174,912	1,087,760	883,964
OPERATING EXPENSES
Management fees(1)	1,345,090	1,397,332	3,954,732	4,210,932
Incentive fees(1)	804,520	3,334,052	4,863,939	7,482,185
Costs incurred under Administration Agreement(1)	355,599	472,413	1,176,857	1,453,007
Directors’ fees	86,250	86,250	258,750	242,230
Professional fees	552,179	353,933	1,218,875	1,318,931
Interest expense	1,311,534	1,207,548	3,925,292	3,489,381
Income tax expense	(6,235)	4,889	142,264	51,379
Other expenses	107,688	119,122	756,994	479,419
Total Operating Expenses	4,556,625	6,975,539	16,297,703	18,727,464
Management fee waiver(1)	(402,074)	(174,666)	(892,421)	(526,366)
Incentive fee waiver(1)	—	—	(5,000,000)	—
Total operating expenses, net of waiver of management and incentive fees	4,154,551	6,800,873	10,405,282	18,201,098
Net Investment Loss	(3,908,199)	(6,625,961)	(6,625,961)	(9,317,522)
Realized Gains/(Losses) on Investments:
Non-controlled/non-affiliated investments	(10,119,771)	1,033,577	(7,532,483)	(21,748,173)
Controlled investments	—	—	(680)	(2,578,909)
Net Realized Gains/(Losses) on Investments	(10,119,771)	1,033,577	(7,533,163)	(24,327,082)
Realized loss on partial repurchase of 5.25% Convertible Senior Notes due 2018	—	—	(397,846	—
Change in Unrealized Appreciation/(Depreciation) of Investments:
Non-controlled/non-affiliated investments	16,245,474	20,367,064	36,655,159	65,931,446
Non-controlled/affiliate investments	(2,350,413)	(9,822,081)	(10,979,378)	(10,082,924)
Controlled investments	247,314	5,091,700	6,472,584	5,820,954
Net Change in Unrealized Appreciation/(Depreciation) of Investments	14,142,375	15,636,683	32,148,365	61,669,476
Benefit from taxes on unrealized depreciation of investments	214,404	26,705	1,225,275	26,705
Net Increase in Net Assets Resulting from Operations	$328,810	$10,071,004	$16,125,108	$20,051,965
Net Increase in Net Assets Resulting from Operations per Common Share:
Basic	$0.02	$0.46	$0.77	$0.91
Diluted(2)	$0.02	$0.40	$0.72	$0.84
Weighted-Average Common Shares Outstanding
Basic	20,462,626	22,000,571	20,858,192	22,120,198
Diluted(2)	20,462,626	27,752,386	27,728,434	27,872,013

(1)	This balance references a related-party transaction.
(2)	For the three months ended September 30, 2018, 7,173,218 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net increase in net assets resulting from operations per common share because the effect of these shares would have been anti-dilutive. For the nine months ended September 30, 2018 and the three and nine months ended September 30, 2017, 0 potentially dilutive common shares were excluded from the weighted-average common shares outstanding for diluted net increase in net assets resulting from operations per common share.

GSV CAPITAL CORP. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net asset value at beginning of period	10.46	$9.11	$9.64	$8.66
Net investment loss(1)	(0.19)	(0.30)	(0.45)	(0.78)
Net realized gain/(loss) on investments(1)	(0.49)	0.05	(0.36)	(1.10)
Realized loss on partial repurchase of 5.25% Convertible Senior Notes due 2018(1)	—	—	(0.02)	—
Net change in unrealized appreciation of investments(1)	0.69	0.71	1.54	2.79
Benefit from taxes on unrealized depreciation of investments(1)	0.01	—	0.06	—
Repurchase of common stock(1)	0.10	0.12	0.17	0.12
Net asset value at end of period	$10.58	$9.69	$10.58	$9.69
Per share market value at end of period	$6.91	$5.41	$6.91	$5.41
Total return based on market value(2)	0.73%	24.65%	26.79%	7.55%
Total return based on net asset value(2)	1.15%	6.37%	9.75%	11.89%
Shares outstanding at end of period	20,174,955	21,606,894	20,174,955	21,606,894
Ratios/Supplemental Data:
Net assets at end of period	$213,403,364	$209,379,965	$213,403,364	$209,379,965
Average net assets	$214,704,044	$201,557,182	$210,108,076	$196,478,030
Ratio of gross operating expenses to average net assets(3)	8.51%	13.73%	10.18%	12.74%
Ratio of incentive fee waiver to average net assets(3)	—%	—%	(2.38)%	—%
Ratio of management fee waiver to average net assets(3)	(0.19)%	(0.34)%	(0.42)%	(0.36)%
Ratio of net operating expenses to average net assets(3)	8.32%	13.34%	7.38%	12.36%
Ratio of net investment loss to average net assets(3)	(7.30)%	(13.04)%	(5.95)%	(11.78)%
Portfolio Turnover Ratio	2.98%	—%	3.08%	—%

(1)	Based on weighted-average number of shares outstanding for the relevant period.
(2)	Total return based on market value is based on the change in market price per share between the opening and ending market values per share in the year. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share.
(3)	Financial Highlights for periods of less than one year are annualized and the ratios of operating expenses to average net assets and net investment loss to average net assets are adjusted accordingly. Non-recurring expenses, including the $5.0 million accrued incentive fee forfeiture pursuant to the Waiver Agreement, are not annualized. For the three and nine months ended September 30, 2018, the Company excluded $0 and $352,667 of non-recurring expenses, respectively and did not annualize the incentive fee waiver. For the three and nine months ended September 30, 2017, the Company did not incur any non-recurring expenses. Because the ratios are calculated for the Company’s common stock taken as a whole, an individual investor’s ratios may vary from these ratios.